SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to section 13 or 15 (d) of the Securities Exchange Act



                                  April 4, 2000
                         ----------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                               AmeriCom USA, Inc.
                    ----------------------------------------
                    (Exact Name as Specified in its Charter)


            Delaware                   0-023769                52-2068322
        ----------------              ------------        -----------------
        (State or other               (Commission         (I.R.S.  Employer
         jurisdiction of              File Number)        Identification No.)
         incorporation)


                          5900 Hollis Street, Suite R-1
                              Emeryville, CA 94608
                    -----------------------------------------
                    (Address of principal executive offices)


                                  805/542-6700
                         -------------------------------
                          Registrant's telephone number

ITEM 5.  Other Events

As of April 4, 2000 Mr. Tom Hopfensperger has assumed the role of Chief Executive Officer of the Company. Mr. Hopfensperger was formerly President of the Company. Mr. Robert M. Cezar, previously Chief Executive Officer, remains Chairman of the Board of Directors.

Simultaneously, Mr. Trone L. Miller has succeeded Mr. Hopfensperger as President and Chief Operating Officer. Mr. Miller was previously the Company's Vice President of Business Development.


ITEM 7.  Exhibits

(a)  Press Release dated April 10, 2000.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          AMERICOM USA, INC.



                                                 By: /s/ TOM HOPFENSPERGER
                                                         ----------------------
                                                         Tom Hopfensperger
                                                         Chief Executive Officer

                                                          Dated: April  13, 2000